                                                                    EXHIBIT 99.2


                            WHITEHALL JEWELLERS, INC.
                            STATEMENTS OF OPERATIONS
 FOR THE THREE MONTHS ENDED APRIL 30, 2002, JULY 31, 2002, OCTOBER 31, 2002 AND
                       NINE MONTHS ENDED OCTOBER 31, 2002
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            Three Months Ended
                                          -------------------------------------------------------   Nine Months Ended
                                          April 30, 2002      July 31, 2002       October 31,2002    October 31, 2002
                                          --------------      -------------       ---------------    ----------------
Net sales                                    $  74,588          $  76,243           $  61,831           $ 212,662
Cost of sales (including buying and
occupancy expenses)                             47,376             49,703              42,959             140,038
                                             ---------          ---------           ---------           ---------
   Gross profit                                 27,212             26,540              18,872              72,624

Selling, general and administrative
expenses                                        25,627             25,251              25,553              76,431
                                             ---------          ---------           ---------           ---------
   Income from operations                        1,585              1,289              (6,681)             (3,807)

Interest expense                                 1,012              1,111               1,168               3,291
                                             ---------          ---------           ---------           ---------
   Income before income taxes                      573                178              (7,849)             (7,098)


Income tax expense                                 204                 64              (2,810)             (2,542)
                                             ---------          ---------           ---------           ---------

   Net income                                $     369          $     114           $  (5,039)          $  (4,556)
                                             =========          =========           =========           =========
Basic earnings per share:
   Net income as originally reported         $    0.02          $    0.04           $   (0.35)          $   (0.29)
                                             =========          =========           =========           =========
   Adjustment                                $    0.01          $   (0.03)          $  ------           $   (0.02)
                                             =========          =========           =========           =========
   Net income as adjusted                    $    0.03          $    0.01           $   (0.35)          $   (0.31)
                                             =========          =========           =========           =========
   Weighted average common share and
   common share equivalents                     14,667             14,807              14,475              14,637
                                             =========          =========           =========           =========
Diluted earnings per share:
   Net income as originally reported         $    0.02          $    0.04           $   (0.35)          $   (0.29)
                                             =========          =========           =========           =========
   Adjustment                                $   -----          $   (0.03)          $  ------           $   (0.02)
                                             =========          =========           =========           =========
   Net income as adjusted                    $    0.02          $    0.01           $   (0.35)          $   (0.31)
                                             =========          =========           =========           =========
   Weighted average common share and
   common share equivalents                     15,382             15,594              14,475              14,637
                                             =========          =========           =========           =========

                                    - more -

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                            WHITEHALL JEWELLERS, INC.
                                 BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)


                                                       April 30, 2002   July 31, 2002   October 31, 2002
                                                       -------------------------------------------------
               ASSETS
Current Assets:
      Cash                                             $   2,131           $   2,128           $   1,917
      Accounts receivable, net                             1,811               2,042               1,596
      Merchandise inventories                            175,882             169,380             220,342
      Prepaid expenses                                       799                 511                 188
      Prepaid income tax                                     438                 300               3,690
      Deferred income taxes, net                           2,370               2,461               2,223
      Deferred financing costs                               511                 510                 510
                                                       -------------------------------------------------
           Total current assets                          183,942             177,332             230,466
Property and equipment, net                               64,097              62,941              62,686
Goodwill                                                   5,662               5,662               5,662
Deferred financing costs                                     595                 468                 341
                                                       -------------------------------------------------
           Total assets                                $ 254,296           $ 246,403           $ 299,155
                                                       =================================================

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
      Revolver loans                                   $  52,627           $  61,694           $  98,404
      Current portion of long-term debt                    5,500               5,750               6,000
      Accounts payable                                    50,251              32,119              54,410
      Customer deposits                                    4,077               3,655               3,789
      Accrued payroll                                      4,313               4,989               4,099
      Other accrued expenses                              14,254              17,191              20,220
                                                       -------------------------------------------------
           Total current liabilities                     131,022             125,398             186,922

      Term loan                                            3,000               1,500                  --
      Subordinated debt                                      640                 640                 640
      Other long-term liabilities                          2,784               2,907               3,018
      Deferred income tax                                  1,901               1,868               2,191
                                                       -------------------------------------------------
           Total liabilities                             139,347             132,313             192,771

Commitments and contingencies

Stockholders' equity:
      Common stock                                            17                  18                  18
      Class B common stock                                    --                  --                  --
      Additional paid-in capital                         104,653             105,633             105,635
      Accumulated earnings                                39,239              39,354              34,314
                                                       -------------------------------------------------
                                                         143,909             145,005             139,967
                                                       -------------------------------------------------
           Less: Treasury stock, at cost
           (3,199,628,  3,357,646 and 3,629,148
           shares, respectively                          (28,960)            (30,915)            (33,583)
                                                       -------------------------------------------------
           Total stockholders' equity                    114,949             114,090             106,384
                                                       -------------------------------------------------
           Total liabilities and stockholders'
           equity                                      $ 254,296           $ 246,403           $ 299,155
                                                       =================================================